- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         MICHAEL ANTHONY JEWELERS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         MICHAEL ANTHONY JEWELERS, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            [MICHAEL ANTHONY LOGO]


                                                                    May 24, 1996

Dear Fellow Stockholder:

     You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held at 10:00 A.M. on Monday, June 24, 1996 at the American Stock Exchange located at 86 Trinity Place, New York, New York.

     You will be asked at the meeting to approve the election of two directors constituting Class 3 of the Board of Directors. The Board of Directors recommends that you vote FOR each director nominated.

     The Board of Directors will also report on the Company's affairs and a discussion period will be held for questions and comments.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                            Very truly yours,

                                            /S/ Michael Paolercio
                                            Michael Paolercio
                                            Co-Chairman of the Board and
                                            Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                          Mount Vernon, New York
                                                                    May 24, 1996

     The Annual Meeting of the Stockholders of Michael Anthony Jewelers, Inc. will be held at the American Stock Exchange located at 86 Trinity Place, New York, New York on Monday, June 24, 1996 at 10:00 A.M. for the following purposes:

          1. To elect two (2) directors to Class 3 of the Board of Directors to serve until 1999 or until their successors are duly elected and take office.

          2. To transact any other business which may properly come before the meeting.

     Stockholders of record at the close of business on April 30, 1996 will be entitled to notice of and to vote at the meeting.

     Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.


                                            /s/ M. Frances Durden
                                            M. Frances Durden
                                            Secretary

                            YOUR VOTE IS IMPORTANT.

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 SOUTH MACQUESTEN PARKWAY
                          MOUNT VERNON, NEW YORK 10550

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to the holders of Common Stock, $.001 per share ("Common Stock"), of Michael Anthony Jewelers, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 24, 1996, or at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy, bearing a later date, or by voting in person at the meeting.

     This Proxy Statement and the accompanying form of proxy for use at the meeting are being solicited by the Board of Directors of the Company. The proxy materials and annual report are being mailed to stockholders with this Proxy Statement on or about May 24, 1996. Proxies will be solicited chiefly by mail, but additional solicitation may be made by the employees of the Company. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

     The purposes of the meeting are to (i) elect two members to Class 3 of the Board of Directors for a three year term expiring in 1999 or until their successors are duly elected and take office and (ii) transact any other business which may properly come before the meeting. While the Company is not currently aware of any other matters which will come before the meeting, if any other matters do properly come before the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters. Shares represented by executed and unrevoked proxies will be voted FOR each of the nominees for director, unless otherwise indicated on the form of proxy. Votes will be tabulated by or under the direction of an Inspector of Election who will certify the results at the meeting. Abstentions are counted in determining the total number of votes cast. While not counted as votes for or against a proposal, abstentions have the same effect as votes against a proposal. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal (broker non-votes), the shares will not be counted in determining the number of votes cast. Directors are elected by a plurality of votes cast, and the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote is required for approval of any other matter anticipated to be considered at the meeting.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, two directors for Class 3 of the Board of Directors are to be elected for three-year terms expiring in 1999 or until their successors are duly elected and take office. Unless otherwise specified, the enclosed proxy will be voted FOR each of the nominees named below. Both of the nominees are currently serving as directors of the Company. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

     In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the Board of Directors for the remainder of the full term. In addition, the vacancy in Class 3 of the Board of Directors may be filled by the Board prior to the next annual meeting. The directors will be elected by a plurality of the votes cast at the meeting.

     Directors who are not salaried officers of the Company receive (a) $2,000 per Board meeting attended in person or $1,000 per Board meeting by telephone conference, up to an aggregate of $15,000 per fiscal year, (b) a stock option award under the Company's 1993 Non-Employee Director's Plan for 5,000 shares of the Company's Common Stock on each anniversary date of their election to the Board and (c) an annual award of shares of the Company's Common Stock worth $5,000 on the date of the Company's Annual Meeting of Stockholders.

     The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

NOMINEES FOR DIRECTORS

                                    CLASS 3
                          FOR A TERM EXPIRING IN 1999

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE           AND BUSINESS EXPERIENCE
- ------------------------------   ---    --------------    -------------------------------------
Anthony Paolercio, Jr.(1).....   43          1977         Co-Chairman of the Board and
                                                            Executive Vice President of the
                                                            Company since 1986. Chief Operating
                                                            Officer of the Company (or its
                                                            predecessor) from 1977 to 1993.
                                                            Anthony Paolercio is Michael W.
                                                            Paolercio's brother and Michael A.
                                                            Paolercio's cousin.
Fredric R.                       49          1986         Since 1993, President and Chief
  Wasserspring(1)(2)..........                              Operating Officer of the Company.
                                                            President of Prudential-Bache Metal
                                                            Co. Inc. from 1986 to 1993.

CONTINUING DIRECTORS

                                    CLASS I
                             TERM EXPIRING IN 1997

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE           AND BUSINESS EXPERIENCE
- ------------------------------   ---    --------------    -------------------------------------
Michael Anthony Paolercio.....   49          1986         Since February 1993, Senior Vice
                                                            President and Treasurer of the
                                                            Company. From 1991 to 1993,
                                                            financial consultant to the
                                                            Company. First Senior Vice
                                                            President of National Community
                                                            Bank of New Jersey from 1990 to
                                                            1991. Senior Vice President of
                                                            First Fidelity Bank, N.A., New
                                                            Jersey from 1987 to 1990. Mr.
                                                            Paolercio is Michael and Anthony
                                                            Paolercio's cousin.
Michael Wager(2)(3)(4)........   45          1988         Since 1989, a partner in the law firm
                                                            of Benesch, Friedlander, Coplan &
                                                            Aronoff, counsel to the Company.
                                                            Secretary of the Company from 1991
                                                            to September 1994. In September
                                                            1994, Mr. Wager became Assistant
                                                            Secretary of the Company. Mr. Wager
                                                            is also a director of American
                                                            Speedy Printing Centers, Inc. and
                                                            Reynard International Partners Ltd.
Donald R. Miller (2)(3).......   68          1995         Management consultant in retail and
                                                            customer service sectors since
                                                            1956. Since 1995, Board Chair of
                                                            Nash Finch Company, a wholesale
                                                            distributor of food and related
                                                            products. Director of Nash Finch
                                                            Company since 1978.

                                    CLASS 2
                             TERM EXPIRING IN 1998

                                        HAS SERVED AS             PRINCIPAL OCCUPATION
             NAME                AGE    DIRECTOR SINCE         DURING THE PAST FIVE YEARS
- ------------------------------   ---    --------------    -------------------------------------
Michael W. Paolercio(1)(4)....   45          1977         Co-Chairman of the Board of the
                                                            Company since 1986. Chief Executive
                                                            Officer of the Company (or its
                                                            predecessor) since 1977. President
                                                            of the Company from 1977 to 1993.
                                                            Michael W. Paolercio is Anthony
                                                            Paolercio's brother and Michael A.
                                                            Paolercio's cousin and is married
                                                            to Michelle Light, an executive
                                                            officer of the Company.
Allan Corn(1).................   52          1989         Since 1990, Senior Vice President of
                                                            the Company and Chief Financial
                                                            Officer of the Company since 1988.
                                                            From 1987 to 1988, Vice President
                                                            and Controller of the Company.
David S. Harris(2)(3).........   36          1995         Managing Director at Furman Selz,
                                                            Inc., an investment banking and
                                                            securities brokerage firm, since
                                                            1990.

- ---------------

(1) Member of Executive Committee

(2) Member of Audit Committee

(3) Member of Compensation Committee

(4) Member of Nominating Committee

     The following persons serve as executive officers of the Company in addition to certain of the persons set forth above:

          - Michelle Light, age 38, has been Senior Vice President of Sales and Marketing since March, 1993, and previously served as Senior Vice President of Merchandising for the Company since 1991. Prior to joining the Company, Ms. Light had been employed by Jan Bell Marketing, Inc. since 1984 and served as Jan Bell's Senior Vice President of Merchandising since 1988. Ms. Light is married to Michael W. Paolercio.

          - RoseAnn Bosco, age 46, has been Senior Vice President of Human Resources for the Company since 1991. Ms. Bosco served as Chief Administrative Officer of the Company from 1986 until 1995. Ms. Bosco also served as Vice President of Human Resources for the Company from 1986 until 1991.

          - Frances Durden, age 40, has been a Senior Vice President of the Company since March 1995 and General Counsel and Secretary of the Company since September, 1994.

         Prior to joining the Company, Ms. Durden had been an attorney in private practice since 1986.

          - Gregory Torski, age 41, has been Vice President of Information Systems for the Company since 1995 and previously served as Director of Information Systems since September 1994. Prior to joining the Company, Mr. Torski had been Vice President and Chief Information Officer of the Fine Jewelry Division at Town & Country Corporation since 1991 and served as Town & Country's Director of Information Systems since 1989.

     The Board of Directors has an Executive Committee, which met 20 times during the fiscal year ended January 27, 1996. The Executive Committee is authorized to exercise all of the powers of the Board, except for approving those matters that would require stockholder approval, declaring a dividend or authorizing the issuance of stock.

     The Board of Directors has an Audit Committee, which met two times during the 1996 fiscal year. The primary functions of the Audit Committee are to provide assistance to the Board of Directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, the Company's internal accounting staff and independent accountants. In addition, the Audit Committee approves the professional services provided by the independent accountants of the Company prior to the performance of such services and considers the range of audit fees.

     The Board of Directors also has a Compensation Committee, which met two times during the 1996 fiscal year. The primary functions of the Compensation Committee are to provide assistance to the Board of Directors in assessing and approving the compensation of the Company's officers. The Compensation Committee also administers the Company's 1986 Incentive Stock Option Plan (the "1986 Plan"), the 1993 Long Term Incentive Plan (the "Long Term Incentive Plan") and the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan").

     The Board of Directors has a Nominating Committee, which met two times during the 1996 fiscal year. The primary functions of the Nominating Committee are to make nominations to fill vacancies on the Board or a committee of the Board. The Nominating Committee will consider nominees recommended by stockholders, if the nominations are submitted timely in writing and the nominee has agreed in writing to serve, if elected.

     During the 1996 fiscal year, the Board of Directors had five meetings and each director attended at least 75% of the aggregate number of meetings of the Board of Directors and standing committees on which he served.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     On April 30, 1996, the Company had outstanding 8,273,901 shares of Common Stock. Each share of Common Stock is entitled to one vote upon each of the matters to be presented at the meeting. The holders of a majority of the shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the meeting. Stockholders of record at the close of business on April 30, 1996 will be entitled to vote at the meeting.

     The following table sets forth information as of April 30, 1996 regarding Common Stock owned beneficially by (1) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (2) each director and each person nominated to become a director, (3) each of the Company's executive officers named in the Summary Compensation Table set forth below and (4) all present officers and directors of the Company as a group.

                                           AMOUNT AND
                                            NATURE OF         PERCENTAGE
          NAME AND ADDRESS OF              BENEFICIAL             OF
           BENEFICIAL OWNER              OWNERSHIP(1)(2)     COMMON STOCK
- ---------------------------------------  ---------------     ------------
Liberty Investment Management..........     1,005,400            12.2%
2502 Rocky Point Drive
Tampa, Florida 33607
Brinson Partners, Inc..................       832,950            10.1%
209 S. LaSalle Street
Chicago, Illinois 60604
Dimensional Fund Advisors, Inc.........       447,200             5.4%
1299 Ocean Avenue
Santa Monica, California 90401
Michael W. Paolercio...................     1,034,000(3)         12.5%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550
Anthony Paolercio, Jr..................     1,181,000(4)         14.3%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550
Fredric R. Wasserspring................        86,333(5)          1.0%
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550
Michelle Light.........................        51,333(6)            *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550
Allan Corn.............................        31,666(7)            *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550
Michael Anthony Paolercio..............        32,000(8)            *
c/o Michael Anthony Jewelers, Inc.
115 South MacQuesten Parkway
Mount Vernon, New York 10550
Michael Wager, Esq.....................        17,500(9)            *
c/o Benesch, Friedlander, Coplan &
Aronoff
2300 BP America Building
200 Public Square
Cleveland, Ohio 44114

                                           AMOUNT AND
                                            NATURE OF                                PERCENTAGE
          NAME AND ADDRESS OF              BENEFICIAL                                     OF
           BENEFICIAL OWNER              OWNERSHIP(1)(2)                             COMMON STOCK
- ---------------------------------------  ---------------                             ------------
David S. Harris........................             0(10)                                  *
Furman Selz Incorporated
230 Park Avenue
New York, New York 10169
Donald R. Miller.......................             0(11)                                   *
68-10 108th Street
Forest Hills, New York 11375
All officers and directors as a group       2,470,498(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)     29.8%
  (12 persons).........................

- ---------------

* Less than 1%

 (1) Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

 (2) Common Stock includes all outstanding Common Stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended), all Common Stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date declared for the Company's Annual Meeting of Stockholders.

 (3) Consists of (i) 754,000 shares held by Michael W. Paolercio, individually,
     (ii) 265,000 shares held by trusts for the benefit of Mr. Paolercio's minor children, of which Mr. Paolercio disclaims beneficial ownership and (iii) 15,000 shares subject to currently exercisable stock options. Mr. Paolercio has also received a portion of an option to purchase an additional 30,000 shares which will vest in equal installments of 15,000 shares on June 26, 1997 and 1998, respectively, at an exercise price of $3.23 per share.

 (4) Consists of (i) 708,000 shares held by Anthony Paolercio, individually,
     (ii) 458,000 shares held by trusts for the benefit of Mr. Paolercio's children, of which Mr. Paolercio disclaims beneficial ownership and (iii) 15,000 shares subject to currently exercisable stock options. Mr. Paolercio has also received a portion of an option to purchase an additional 30,000 shares which will vest in equal installments of 15,000 shares on June 26, 1997 and 1998, respectively, at an exercise price of $3.23 per share.

 (5) Consists of (i) 1,000 shares held by Mr. Wasserspring, individually, (ii) 15,000 shares held by Mr. Wasserspring's spouse and (iii) 70,333 shares subject to currently exercisable stock options. Mr. Wasserspring has also received the following options to purchase an additional 30,667 shares: (A) a portion of an option under the Long Term Incentive Plan for 6,667 shares which will vest in installments of 3,333 and 3,334 shares on August 10, 1996 and 1997, respectively, at an exercise price of $6.125 per share and
     (B) a portion of an option under the Long Term Incentive Plan for 24,000 shares, which will vest in installments of 12,000 shares on June 26, 1997 and 1998, respectively, at an exercise price of $2.938 per share.

 (6) Consists of 51,333 shares subject to currently exercisable stock options. Ms. Light has also received the following options to purchase an additional 22,667 shares: (A) a portion of an outstanding option under the Long Term Incentive Plan for 6,667 shares which will vest in installments of 3,333 shares and 3,334 shares on August 10, 1996 and 1997, respectively, at an exercise price of $6.125 per share and (B) a portion of an option under the Long Term Incentive Plan for 16,000 shares, which will vest in installments of 8,000 shares on June 26, 1997 and 1998, respectively, at an exercise price of $2.938 per share.

 (7) Consists of (i) 3,000 shares held by Mr. Corn, individually, and (ii) 28,667 shares subject to currently exercisable stock options. Mr. Corn also has received the following options to purchase an additional 17,333 shares:
     (A) a portion of an option under the Long Term Incentive Plan for 3,333 shares which will vest in installments of 1,667 and 1,666 shares on June 29, 1997 and 1998, respectively, at an exercise price of $2.875 per share and (B) a portion of an option under the Long Term Incentive Plan which will vest in equal installments of 7,000 shares on June 26, 1997 and 1998, respectively, at an exercise price of $2.938 per share.

 (8) Consists of (i) 3,000 shares held by Mr. Paolercio, individually, and (ii) 29,000 shares subject to currently exercisable stock options. Mr. Paolercio has also received the following options to purchase an additional 8,000 shares: (A) a portion of an option under the Long Term Incentive Plan for 2,000 shares which will vest in equal installments of 1,000 shares on August 10, 1996 and 1997, respectively, at an exercise price of $6.125 per share and (B) a portion of an option under the Long Term Incentive Plan for 6,000 shares which will vest in equal installments of 3,000 shares on June 26, 1997 and 1998, respectively, at an exercise price of $2.938 per share.

 (9) Consists of (i) 1,000 shares held by Mr. Wager, individually, (ii) 6,500 shares held in a retirement plan of which Mr. Wager is the sole beneficiary, and (iii) 10,000 shares subject to currently exercisable stock options. Mr. Wager has also received the following options to purchase an additional 10,000 shares; (A) a portion of an option under the Directors' Plan for 1,667 shares which will vest on April 22, 1997 at an exercise price of $5.00 per share; (B) a portion of an option under the Directors' Plan to purchase an additional 3,334 shares which will vest annually over a two-year period that commences on April 22, 1997 in installments of 1,667 shares, at an exercise price of $3.50 per share and (C) an option under the Directors' Plan to purchase an additional 5,000 shares which will vest annually over a three-year period that commences on April 22, 1997 in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $3.00 per share.

(10) Mr. Harris has received an option under the Directors' Plan for 5,000 shares which will vest annually over a three year period that commences on August 25, 1996 in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $2.938 per share.

(11) Mr. Miller has received an option under the Directors' Plan for 5,000 shares which will vest annually over a three year period that commences on December 3, 1996 in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $2.625 per share.

(12) Includes 34,666 shares subject to currently exercisable options granted to RoseAnn Bosco, Frances Durden and Greg Torski and 1,000 shares held by each of Ms. Bosco and Ms. Durden, individually. Ms.Bosco also has received a portion of an outstanding option under the Long Term Incentive Plan for 6,000 shares which will vest in equal installments of 3,000 shares on June 26, 1997 and 1998, respectively, at a purchase price of $2.938 per share. Ms. Durden also has received the following options to purchase an additional 27,334 shares: (A) a portion of an option under the Long Term Incentive Plan for 13,334 shares which vest in equal installments of 6,667 shares on September 5, 1996 and 1997, respectively, at a purchase price of $5.75 per share and (B) a portion of an option under the Long Term Incentive Plan for 14,000 shares which will vest in equal installments of 7,000 shares on June 26, 1997 and 1998, respectively, at a purchase price of $2.938 per share. Mr. Torski also has received the following options to purchase an additional 18,000 shares: (A) a portion of an option under the Long Term Incentive Plan for 10,000 shares which will vest in equal installments of 5,000 shares on September 27, 1996 and 1997, respectively, at a purchase price of $5.125 per share and (B) a portion of an option under the Long Term Incentive Plan for 8,000 shares which will vest in equal installments of 4,000 shares on June 26, 1997 and 1998, respectively, at a purchase price of $2.938 per share.

STOCK OPTIONS AND WARRANTS

     The 1986 Incentive Stock Option Plan (the "1986 Plan") was adopted to provide a method whereby employees of the Company who were making substantial contributions to the successful management and growth of the Company would be offered an opportunity to acquire Common Stock. The Compensation Committee of the Board of Directors administered the 1986 Plan and recommended to the Board which employees should be granted options thereunder.

     The Company reserved 500,000 shares of Common Stock for issuance under the 1986 Plan, from its authorized but unissued shares. On April 1, 1991, the Company registered 500,000 shares of its Common Stock, to be issued under the 1986 Plan, pursuant to a Registration Statement on Form S-8 under the Securities Act of 1933. All of the authorized shares reserved for issuance under the 1986 Plan are subject to stock options which have been granted. As of April 30, 1996, stock options for an aggregate of 54,500 shares were outstanding.

     The 1993 Long Term Incentive Plan (the "Long Term Incentive Plan") was adopted to encourage ownership of the Company's Common Stock by officers and other key employees, to encourage their continued employment with the Company and to provide the participants with additional incentives to promote the success of the Company. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The Compensation Committee of the Board of Directors administers the Long Term Incentive Plan and recommends to the Board which officers and employees should receive grants or awards thereunder.

     The Company has reserved 1,000,000 shares of Common Stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of April 30, 1996, nine executive officers and approximately 50 employees were eligible to participate in the Plan and stock options for an aggregate of 679,900 shares were outstanding.

     The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of the Company to acquire or increase their ownership of the Company's Common Stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of the Company. The Company has reserved 250,000 shares of Common Stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of the Company under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of Common Stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the Board, not to exceed a maximum of options to acquire 100,000 shares of Common Stock per non-employee director. As of April 30, 1996, stock options to purchase an aggregate of 45,000 shares were outstanding under the Directors' Plan. The non-employee directors eligible to receive stock options under such plan are Michael Wager, David Harris and Donald Miller.

     Prior to the adoption of the Directors' Plan, the Board of Directors awarded warrants to purchase shares of Common Stock to the Company's non-employee directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information relating to cash and other compensation earned by, awarded to or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company.The periods covered are as follows: "FY 1996" is the period from January 29, 1995 through January 27, 1996; "7 Mo. 1995" is the Transition Period from July 1, 1994 to January 28, 1995, which is the result of a change in the Company's fiscal year-end; "FY 1994" is the period from July 1, 1993 through June 30, 1994; and "FY 1993" is the period from July 1, 1992 through June 30, 1993.

                                                                                              LONG-TERM
                                                                                            COMPENSATION
                                                                                            -------------
                                                                                               AWARDS
                                                          ANNUAL COMPENSATION               -------------
                                                   ---------------------------------          OPTIONS/        ALL OTHER
             NAME AND                                SALARY                 BONUS               SARS         COMPENSATION
        PRINCIPAL POSITION             PERIODS        ($)                    ($)                 (#)             ($)
- -----------------------------------  -----------   ----------             ----------        -------------    ------------
Michael W. Paolercio...............      FY 1996    $ 251,000                     --            45,000(1)            --
Co-Chairman of the Board,             7 Mo. 1995    $ 151,666                     --                --               --
Chief Executive Officer                  FY 1994    $ 260,000              $  41,600                --               --
                                         FY 1993    $ 255,000              $  35,000                --         $283,079(2)
Anthony Paolercio, Jr..............      FY 1996    $ 251,000                     --            45,000(1)            --
Co-Chairman of the Board              7 Mo. 1995    $ 151,000                     --                --               --
and Executive Vice President             FY 1994    $ 260,000              $  41,600                --               --
                                         FY 1993    $ 261,000              $  35,000                --         $270,348(3)
Fredric R. Wasserspring............      FY 1996    $ 217,212                     --            36,000(5)            --
President and Chief                   7 Mo. 1995    $ 131,250                     --            10,000(6)            --
Operating Officer                        FY 1994    $ 225,000              $  36,000                --               --
                                         FY 1993    $   8,654(4)                  --            55,000(7)            --
Michelle Light.....................      FY 1996    $ 193,077                     --            24,000(8)            --
Senior Vice President of              7 Mo. 1995    $ 116,666                     --            10,000(9)            --
Sales and Marketing                      FY 1994    $ 200,000              $  28,000                --               --
                                         FY 1993    $ 205,062              $  35,000            20,000(10)           --
Allan Corn.........................      FY 1996    $ 145,570                     --            26,000(11)           --
Chief Financial Officer               7 Mo. 1995    $  87,966                     --                --               --
and Senior Vice President                FY 1994    $ 150,800              $  21,250                --               --
                                         FY 1993    $ 148,400              $  35,000            15,000(12)           --

- ---------------

 (1) Mr. Paolercio received an option under the Long Term Incentive Plan to purchase 45,000 shares which vest annually over a three-year period that will commence on June 26, 1996 in equal installments of 15,000 shares each year, at an exercise price of $3.23 per share.

 (2) The cash value of a life insurance policy transferred by the Company to Michael Paolercio.

 (3) The cash value of a life insurance policy transferred by the Company to Anthony Paolercio.

 (4) Mr. Wasserspring commenced employment with the Company in fiscal 1993 on June 13, 1993.

 (5) Mr. Wasserspring received an option under the Long Term Incentive Plan to purchase 36,000 shares which vest annually over a three-year period that commences June 26, 1996 in equal installments of 12,000 shares, at an exercise price of $2.938 per share.

 (6) Mr. Wasserspring received an option under the Long Term Incentive Plan to purchase 10,000 shares which vest annually over a three-year period that commenced August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

 (7) Mr. Wasserspring received (a) an option under the Directors' Plan for 5,000 shares which vest annually over a three-year period that commenced on April 22, 1994 in installments of 1,667 shares, 1,667 shares and 1,666 shares, respectively, at an exercise price of $4.19 per share and (b) an option under the Long Term Incentive Plan for 50,000 shares which vest annually over a three-year period that commenced on June 14, 1994 in installments of 16,665 shares, 16,665 shares and 16,670 shares, respectively, at an exercise price of $5.75 per share.

 (8) Ms. Light received an option under the Long Term Incentive Plan to purchase 24,000 shares which vest annually over a three-year period that commences June 26, 1996 in equal installments of 8,000 shares, at an exercise price of $2.938 per share.

 (9) Ms. Light received an option under the Long Term Incentive Plan to purchase 10,000 shares which vest annually over a three-year period that commenced August 10, 1995 in installments of 3,333 shares, 3,333 shares and 3,334 shares, respectively, at an exercise price of $6.125 per share.

(10) Ms. Light received an option under the Long Term Incentive Plan to purchase 20,000 shares which vest annually over a three-year period that commenced April 26, 1994 in installments of 6,666 shares, 6,667 shares and 6,667 shares, respectively, at an exercise price of $4.125 per share.

(11) Mr. Corn received (a) an option under the Long Term Incentive Plan for 21,000 shares which vest annually over a three-year period that commences June 26, 1996 in equal installments of 7,000 shares, at an exercise price of $2.938 per share and (b) an option under the Long Term Incentive Plan for 5,000 shares which vest annually over a three-year period that commences June 29, 1996, in installments of 1,666 shares, 1,667 shares and 1,667 shares, respectively, at an exercise price of $2.875 per share.

(12) Mr. Corn received an option under the Long Term Incentive Plan to purchase 15,000 shares which vest in equal installments of 5,000 shares over a three-year period that commenced on April 26, 1994 at an exercise price of $4.125 per share.

STOCK OPTIONS AND SAR GRANTS

     The following table sets forth the information noted for all grants of stock options and stock appreciation rights ("SARs") to each of the executive officers named in the Summary Compensation Table during the 1996 fiscal year:

                     OPTION/SAR GRANTS IN 1996 FISCAL YEAR

                                                                                                  POTENTIAL
                                      INDIVIDUAL GRANTS                                        REALIZABLE VALUE
                                -----------------------------                                 AT ASSUMED ANNUAL
                                               % OF TOTAL
                                                OPTIONS/                                     RATES OF STOCK PRICE
                                                  SARS
                                OPTIONS/       GRANTED TO                    EXPIRATION          APPRECIATION
                                  SARS          EMPLOYEES        EXERCISE       DATE           FOR OPTION TERM
                                GRANTED          IN THE           PRICE      IN THE YEAR   ------------------------
              NAME                 #        1996 FISCAL YEAR      ($/SH)        2000         5% ($)       10% ($)
- ----------------------------------------    -----------------    --------    -----------   ----------    ----------
Michael W. Paolercio............  45,000(1)         12%           $ 3.23        6/27        $  23,350     $  67,640
Anthony Paolercio, Jr...........  45,000(2)         12%           $ 3.23        6/27        $  23,350     $  67,640
Fredric R. Wasserspring.........  36,000(3)         10%           $2.938        6/27        $  29,192     $  64,624
Michelle Light..................  24,000(4)          7%           $2.938        6/27        $  19,461     $  43,083
Allan Corn......................  21,000(5)          6%           $2.938        6/27        $  17,029     $  37,697
Allan Corn......................   5,000(5)          1%           $2.875        6/30        $   3,968     $   8,783

- ---------------

(1) Michael W. Paolercio received an option under the Long Term Incentive Plan on June 26, 1995 to purchase 45,000 shares which vest annually over a three-year period commencing June 26, 1996 in equal installments of 15,000 shares, at an exercise price of $3.23 per share.

(2) Anthony Paolercio received an option under the Long-Term Incentive Plan on June 26, 1995 to purchase 45,000 shares which vest annually over a three-year period commencing June 26, 1996 in equal installments of 15,000 shares, at an exercise price of $3.23 per share.

(3) Mr. Wasserspring received an option under the Long-Term Incentive Plan on June 26, 1995 to purchase 36,000 shares which vest annually over a three-year period commencing June 26, 1996 in equal installments of 12,000 shares, at an exercise price of $2.938 per share.

(4) Ms. Light received an option under the Long-Term Incentive Plan on June 26, 1995 to purchase 24,000 shares which vest annually over a three-year period commencing June 26, 1996 in equal installments of 8,000 shares, at an exercise price of $2.938 per share.

(5) Mr. Corn received the following options under the Long-Term Incentive Plan:
    (A) on June 26, 1995 an option to purchase 21,000 shares which vest annually over a three-year period commencing June 26, 1996 in equal installments of 7,000 shares, at an exercise price of $2.938 per share and (B) on June 29, 1996, an option to purchase 5,000 shares which vest annually over a three-year period commencing June 29, 1996 in installments of 1,666 shares, 1,667 shares and 1,667 shares, at an exercise price of $2.875 per share.

    STOCK OPTION AND SAR EXERCISES

     The following table sets forth the information noted for all exercises of stock options and SARs by each of the executive officers named in the Summary Compensation Table during the 1996 fiscal year:

              AGGREGATED OPTION/SAR EXERCISES IN 1996 FISCAL YEAR
                AND OPTION/SAR VALUES AT END OF 1996 FISCAL YEAR

                                                                  NUMBER OF
                                                                  SECURITIES               VALUE OF
                                                                  UNDERLYING             UNEXERCISED
                                                                 UNEXERCISED             IN-THE-MONEY
                                                                 OPTIONS/SARS            OPTIONS/SARS
                                                                  AT END OF               AT END OF
                                                             1996 FISCAL YEAR(#)     1996 FISCAL YEAR($)
                                    SHARES                   --------------------    --------------------
                                 ACQUIRED ON      VALUE       EXERCISABLE(E)(1)/      EXERCISABLE(E)(1)/
              NAME               EXERCISE(#)   REALIZED($)     UNEXERCISABLE(U)        UNEXERCISABLE(U)
- ---------------------------------------------  ------------  --------------------    --------------------
Michael W. Paolercio                  --            --              15,000(E)(2)             $  0(E)(3)
                                                                    30,000(U)                $  0(U)
Anthony Paolercio                     --            --              15,000(E)(2)             $  0(E)(3)
                                                                    30,000(U)                $  0(U)
Fredric R. Wasserspring               --            --              70,333(E)(4)             $  0(E)(3)
                                                                    30,667(U)                $  0(U)
Michelle Light                        --            --              51,333(E)(5)             $  0(E)(3)
                                                                    22,667(U)                $  0(U)
Allan Corn                            --            --              28,667(E)(6)             $105(E)(3)
                                                                    17,333(U)                $210(U)

- ---------------

(1) The "exercisable" shares include underlying options that are exercisable within 60 days of the record date for the Company's Annual Meeting of Stockholders.

(2) Consists of an option to purchase 45,000 shares under the Long Term Incentive Plan. On June 26, 1996, 15,000 shares of the option will become exercisable at an exercise price of $3.23 per share. On each of June 26, 1997 and 1998, an additional 15,000 shares will become exercisable at an exercise price of $3.23 per share.

(3) Based on the closing stock price at January 26, 1996 of $2.938 per share.

(4) Consists of an option under the Directors' Plan for 5,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 50,000 shares ("Option 2"), an option under the Long Term Incentive Plan for 10,000 shares ("Option 3") and an option under the Long Term Incentive Plan for 36,000 shares ("Option 4"). All shares of Option 1 are exercisable at an exercise price of $4.187 per share. A total of 33,330 shares of Option 2 are exercisable, with the remaining 16,670 shares to become exercisable on June 14, 1996, at an exercise price of $5.75 per share. On August 10, 1995, 3,333 shares of Option 3 became exercisable, with installments of 3,333 shares and 3,334 shares to become exercisable on August 10, 1996 and 1997, respectively, at an exercise price of $6.125 per share. On June 26, 1996, 12,000 shares of Option 4 will become exercisable, with additional installments of 12,000 shares to become exercisable on June 26, 1997 and 1998, respectively, at an exercise price of $2.938 per share.

(5) Consists of an option under the 1986 Plan for 20,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 20,000 shares ("Option 2"), an option under the Long Term Incentive Plan for 10,000 shares ("Option 3") and an option under the Long Term Incentive Plan for 24,000 shares ("Option 4"). All 20,000 shares of Option 1 are exercisable at a price of $3.63 per share. All 20,000 shares of Option 2 are exercisable at a price of $4.125 per share. On August 10, 1995, 3,333 shares of Option 3 became exercisable and on August 10, 1996 an additional 3,333 shares will become exercisable, with the remaining 3,334 shares to become exercisable on August 10, 1997, all at an exercise price of $6.125 per share. On June 26, 1996, 8,000 shares of Option 4 will become exercisable and an additional 8,000 shares will become exercisable on June 26, 1997 and June 26, 1998, respectively, all at an exercise price of $2.938 per share.

(6) Consists of an option under the 1986 Plan for 5,000 shares ("Option 1"), an option under the Long Term Incentive Plan for 15,000 shares ("Option 2"), an option under the Long Term Incentive Plan for 21,000 shares ("Option 3") and an option under the Long Term Incentive Plan for 5,000 shares ("Option 4"). All shares of Option 1 are exercisable at an exercise price of $3.63 per share. All shares of Option 2 are exercisable at an exercise price of $4.125 per share. On June 26, 1996, 7,000 shares of Option 3 will become exercisable, with additional installments of 7,000 shares to become exercisable on June 26, 1997 and 1998, respectively, at an exercise price of $2.938 per share. On June 29, 1996, 1,667 shares will become exercisable, with installments of 1,667 shares and 1,666 shares to become exercisable on June 29, 1997 and 1998, respectively, at an exercise price of $2.875 per share.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Michael Wager, Esq., a director of the Company and Chairman of the Compensation Committee, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff, counsel to the Company, which provided the Company with general legal services during the 1996 fiscal year.

     The following Report of the Compensation Committee and the Performance Graph included in this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into the filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the Performance Graph by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors of the Company establishes the general compensation policies of the Company, establishes the compensation levels for executive officers and administers the Company's Long Term Incentive Plan. The Compensation Committee (the "Committee") is composed of three independent directors.

EXECUTIVE OFFICER COMPENSATION

     Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under the Company's Long Term Incentive Plan. Salaries are determined annually based on factors that include (i) job responsibilities, (ii) individual performance, ability and experience, (iii) salaries at comparably-sized companies and (iv) specific considerations that may be of particular importance to the Company at the time.

     Annual cash bonuses are determined based on factors that include the Company's performance as measured by earnings from operations before taxes and individual performance for each officer. An award of a cash bonus by the Committee is intended to reflect and promote the Company's values and reward the individual officers for outstanding contributions to the Company's performance.

     Long term incentive awards under the Company's Long Term Incentive Plan are an important component of the Company's compensation philosophy. The Committee believes that it is essential for the Company's executive officers to own significant amounts of Common Stock in order to align the long-term interests of such executives with those of the Company's stockholders and to encourage such officers to increase stockholder value. The awards under the Long Term Incentive Plan to date to each of the executive officers are described on pages 6 to 7 of this Proxy Statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in the Company. The Committee believes that the ownership of Common Stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize the Company's overall performance. These awards also aid in retaining executive officers and will assist in the Company attracting the most qualified individuals in the future.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Compensation Committee determined the Chief Executive Officer's Compensation for the 1996 fiscal year based upon a number of facts and criteria, including consideration of the Company's overall performance and his individual performance targets. The Chief Executive Officer's salary was determined based on a review by the Committee of the Chief Executive Officer's performance. The Chief Executive Officer voluntarily took a 5% reduction in his base salary in May 1995 for the remainder of the 1996 fiscal year due to the Company's decreased sales and earnings from operations. As of January 29, 1996, the Chief Executive Officer's salary was restored to its prior level due to the Company's improving operating results, but no raise was approved. The Chief Executive Officer was not awarded a bonus for the 1996 fiscal year due to the Company's decreased earnings from operations. During the 1996 fiscal year, the Chief Executive Officer received a stock option award to purchase 45,000 shares of the Company's Common Stock at $3.23 per share.

DEDUCTIBILITY

     It is the present intention of the Company to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

CONCLUSION

     Seven of the Company's most highly paid executive officers voluntarily took reductions in their base salaries in May 1995 for the remainder of the fiscal 1996 that ranged from 5 - 10%. The salary reductions were restored as of January 29, 1996 due to improving operating results. No cash bonuses were awarded for the 1996 fiscal year, due to decreased earnings from operations. During the 1996 fiscal year, stock options were awarded to all of the Company's executive officers. This reflects the Committee's belief that executive compensation should be linked to the Company's performance and the value that is created for stockholders.

     In the Committee's opinion, the Company's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

                                            Compensation Committee

                                            Michael Wager, Chairman
                                            David S. Harris
                                            Donald R. Miller

                              COMPANY PERFORMANCE

     The following graph compares the cumulative total stockholder return on the Company's Common Stock, the AMEX Market Index, and the peer group indexes over a five-year period commencing July 1, 1991. The Peer Group Index consists of a group of companies that both manufacture and distribute precious metal jewelry as follows: Oro America, Inc., Harlyn Products, Inc., and Town & Country Corp. The Company believes the Peer Group Index is comparable with the Company, since the companies included in the Peer Group Index are jewelry manufacturers and distributors (both wholesale and retail) like the Company. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the Peer Group Index are weighted for market capitalization. The Company believes that this information demonstrates that the compensation earned by its executive officers reflects the Company's performance.


                       COMPARE CUMULATIVE TOTAL RETURN
                       MICHAEL ANTHONY JEWELERS, INC.,
                    AMEX MARKET INDEX AND PEER GROUP INDEX





- ------------------------------FISCAL YEAR ENDING--------------------------------

COMPANY                       1991    1992     1993     1994     1995     1996

MICHAEL ANTHONY JEWELERS      100     49.77    63.10    62.16    31.04    18.15
PEER GROUP                    100     49.87    63.23    67.93    39.17    23.10
BROAD MARKET                  100    109.95   120.21   116.04   122.48   156.99



                    ASSUMES $100 INVESTED ON JUNE 30, 1991
                          ASSUMES DIVIDEND REINVESTED
                    FISCAL YEAR PERIOD ENDING JAN. 27, 1996



               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock of the Company with the Securities and Exchange Commission (the "SEC") and the AMEX. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that during the 1996 fiscal year, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except for a Form 4 filing for Anthony Paolercio, Jr. related to two gifts of shares on November 1, 1995 for a total of 5,500 shares of Common Stock. The requisite filing was made in May 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The manufacturing and distribution facilities of the Company are located in three adjacent buildings in Mount Vernon, New York having a total of approximately 74,000 square feet. Pursuant to two lease agreements entered into in May 1991 and another lease agreement entered into in May 1995 with Michael Anthony Company, now known as MacQuesten Realty Company ("MRC"), a New York general partnership, the general partners of which are Michael W. Paolercio ("MP") and Anthony Paolercio, Jr. ("AP"), the Company pays in the aggregate an average annual rent of $606,000 over the term of the leases, plus real estate taxes and other occupancy costs. The Company believes that the terms of these lease arrangements with MRC are no less favorable than those that could have been obtained from an unaffiliated party.

     On December 1, 1994, the Company acquired its corporate headquarters premises in Mount Vernon, New York (the "Headquarters Property") from MRC. The Headquarters Property has approximately 71,000 square feet.

     A Special Real Estate Committee of the Board of Directors, comprised of the Company's independent, outside directors obtained an appraisal of the Headquarters Property, and after review of the appraisal and negotiation with MRC as to the terms of purchase of the Headquarters Property, recommended the acquisition to the Company's Board of Directors. On November 28, 1994, the Board of Directors voted unanimously, with MP abstaining and AP absent, to authorize the acquisition of the Headquarters Property for $2,490,000. The Company funded the acquisition of the Headquarters Property with cash from its operations.

     Michael Wager, a director of the Company, is a partner in the firm of Benesch, Friedlander, Coplan & Aronoff, counsel to the Company, which provided the Company with general legal services during the 1996 fiscal year.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP has been the independent accountants for the Company since April 1, 1989 and will serve in that capacity for the 1997 fiscal year. During the 1996 fiscal year, Deloitte & Touche LLP performed audit and tax services for the Company, which included an audit of the Company's consolidated financial statements.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDERS PROPOSALS

     All stockholder proposals which are intended to be presented at the 1997 Annual Meeting of Stockholders of the Company must be received by the Company no later than February 28, 1997 for inclusion in the Board of Directors' Proxy Statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                            By the Order of the Board of
                                            Directors

                                            M. Frances Durden
                                            Secretary
Dated: May 24, 1996

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MICHAEL ANTHONY JEWELERS, INC. 115 SOUTH MACQUESTEN PARKWAY, MOUNT VERNON, NEW YORK 10550,
ATTENTION: TREASURER.

                            MICHAEL ANTHONY JEWELERS, INC.

                            PROXY/VOTING INSTRUCTIONS CARD
         THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                               MEETING ON JUNE 24, 1996

           The undersigned hereby appoints Michael W. Paolercio, Fredric R. Wasserspring and M. Frances Durden, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated herein all the shares of Common Stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on April 30, 1996, at the Annual Meeting of Stockholders to be held at the American Stock Exchange located at 86 Trinity Place, New York, New York, on June 24, 1996, at 10:00 a.m. and at any postponements or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If this proxy is signed and returned and no directions are given, this proxy will be voted "FOR" each of the nominees for director listed under item 1 of this card, and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. If you have made any comments on this card, please mark the Comments box on the reverse of this card.

       1. ELECTION OF DIRECTORS

            / /  FOR all nominees listed below    / /  WITHHOLD AUTHORITY                        / /  EXCEPTIONS
                                                       to vote for all nominees listed below

       Nominees:  Anthony Paolercio, Jr.   Fredric R. Wasserspring

       (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)
                                                       (Continued on other side)




         / /  I PLAN TO ATTEND THE ANNUAL MEETING            / /  I HAVE NOTED COMMENTS BELOW

       Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership, or as an agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                                                   / /  Change of Address

                                                   Signature(s) must agree with
                                                   the name(s) printed on this
                                                   Proxy. If shares are
                                                   registered in two names, both
                                                   stockholders should sign this
                                                   Proxy. If signing as
                                                   attorney, executor,
                                                   administrator, trustee or
                                                   guardian, please give your
                                                   full title as such.

                                                   Dated:            , 1996

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

     PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.